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                                                                Exhibit 10.22

                AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT


         The REGISTRATION RIGHTS AGREEMENT originally made as of September 1, 1998 among HARVARDNET INC., a Delaware corporation, and the other parties signatory thereto and amended by the First Amendment to the Registration Rights Agreement dated May 28, 1999 (as amended, the "Agreement") is hereby further amended as follows, effective July 14, 1999:

         1. Except as otherwise provided herein, all capitalized terms which have defined meanings in the Agreement have the same meanings herein as therein.

         2. Section 2(b) of the Agreement is hereby deleted and replaced in its entirety by the following:

              "(b) INCIDENTAL REGISTRATION. If the Company for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan, (ii) registration with respect to the Company's initial public offering and (iii) registrations incident to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty
(20) days after the receipt of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Common Stock specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act and this Agreement (an "Incidental Registration")."

         3. Section 4(c) of the Agreement is hereby deleted and replaced in its entirety by the following:

              "(c) HOLDBACK AGREEMENTS. Each Holder agrees, in connection with the Company's initial public offering or, if so requested by the managing underwriter or the Company, in connection with a registration effected in accordance with Section 2, that it shall not, during the period 7 days prior to and the 180 days after the date of the final prospectus relating to the initial public offering or any underwritten registration pursuant to Section 2, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of


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Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the sale of any Common Stock to an underwriter in connection with the Company's initial public offering or any underwritten registration pursuant to Section 2, (ii) transactions relating to shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock in open market transactions after the completion of the initial public offering or any underwritten registration pursuant to Section 2, or (iii) transfers as bona fide gifts or to any trust for the benefit of a Holder or members of such Holder's immediate family (which shall for purposes of this agreement mean any relationship by blood, marriage or adoption not more remote than first cousin), provided that the managing underwriter is given prior notice of such transfer and the transferee agrees to be bound by the restrictions set forth herein."

         4. All other terms of the Agreement, as heretofore in effect, are hereby approved, ratified and confirmed.

         IN WITNESS WHEREOF, this Amendment No. 2 to the Registration Rights Agreement is hereby executed as of the date first written above by the Company and Purchasers holding not less than 60% of the voting power represented by the Series A Preferred Stock or Registrable Securities held by all of the Purchasers.

                               HARVARDNET INC.


                               By:/s/ Mark Washburn
                                  ---------------------------------------------
                                  Name:  Mark Washburn
                                  Title: President and Chief Executive Officer


                               MEDIA/COMMUNICATIONS PARTNERS III
                               LIMITED PARTNERSHIP

                               By:  M/C III L.L.C., its General Partner


                               By:/s/ James Wade
                                  ---------------------------------------------
                                  Duly Authorized Signatory


                               M/C INVESTORS L.L.C.


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                               By:/s/ James Wade
                                  ---------------------------------------------
                                  Duly Authorized Signatory


                               M/C VENTURE PARTNERS IV, L.P.

                               By:/s/ James Wade
                                  ---------------------------------------------
                                  Duly Authorized Signatory


                               CHESTNUT STREET PARTNERS, INC.


                               By:/s/ James Wade
                                  ---------------------------------------------
                                  Duly Authorized Signatory


                               FTT VENTURES LIMITED


                               By:/s/ Leo J. Esposito
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               FIDELITY INVESTORS II LIMITED
                               PARTNERSHIP

                               By:  Fidelity Investors Management, LLC,
                                    its General Partner


                               By:/s/ Leo J. Esposito
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               /s/ Mark M. Washburn
                               ------------------------------------------------
                               Mark M. Washburn


                               /s/ Todd C. Desisto
                               ------------------------------------------------
                               Todd C. DeSisto